UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 30, 2015

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36056	94-3156479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wayside Road

Burlington, Massachusetts 01803

(Address of Principal Executive Offices)

(Zip Code)

(781) 565-5000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Purchase Agreement

On December 1, 2015, Nuance Communications, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Barclays Capital Inc. and Morgan Stanley & Co. LLC as representatives of the several initial purchasers listed in Schedule I thereto (the “Initial Purchasers”), to issue and sell $588 million aggregate principal amount of 1.00% Convertible Debentures due 2035 (the “Debentures”) in a private placement to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also granted to the Initial Purchasers an option to purchase up to an additional $88 million principal amount of such Debentures to cover over-allotments, if any.

The Purchase Agreement contains customary representations, warranties and covenants by the Company together with customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Purchase Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01. Other Events

On November 30, 2015, the Company issued a press release announcing its offering of senior convertible debentures. A copy of the press release is attached as Exhibit 99.1.

On December 2, 2015, the Company issued a press release announcing the pricing of its offering of senior convertible debentures. A copy of the press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Purchase Agreement, dated as of December 1, 2015, by and among Nuance Communications, Inc. and Barclays Capital Inc. and Morgan Stanley & Co. LLC. as representatives of the several Initial Purchasers listed in Schedule I thereto.

99.1	Press Release of Nuance Communications, Inc., dated November 30, 2015, announcing its offering of senior convertible debentures.

99.2	Press Release of Nuance Communications, Inc., dated December 2, 2015, announcing pricing of its senior convertible debentures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: December 2, 2015	By:	/s/ Daniel D. Tempesta
		Name:	Daniel D. Tempesta
		Title:	Executive Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated as of December 1, 2015, by and among Nuance Communications, Inc. and Barclays Capital Inc. and Morgan Stanley & Co. LLC. as representatives of the several Initial Purchasers listed in Schedule I thereto.

99.1	Press Release of Nuance Communications, Inc., dated November 30, 2015, announcing its offering of senior convertible debentures.

99.2	Press Release of Nuance Communications, Inc., dated December 2, 2015, announcing pricing of its senior convertible debentures.